Exhibit 99.1

2019 ANNUAL MEETING PRESENTATION

2 FORWARD LOOKING STATEMENTS If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward- looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the following: closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof; the estimate of the cost of completing improvements affiliated with certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains;, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions; the risks associated with development activities including potential tax ramifications; the ability to execute share repurchase transactions; the completion of 1031 transactions; the ability for the Company to convert to a real estate investment trust; the costs of improvements for the Golf Operations assets; the ability to achieve certain leasing activity including the timing and terms thereof; the Company’s determination to pay future dividends; as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (I) provided in this presentation are defined on Slide 32

3 14 INCOME PROPERTIES U.S. STATES ANNUALIZED NOI 2.3M SQUARE FEET LOCATED IN $307M EQUITY MARKET CAP $6.76 2018 EARNINGS PER SHARE $39.72 Q1 2019 BOOK VALUE PER SHARE AS OF APRIL 12, 2019 (UNLESS OTHERWISE NOTED) FIDELITY, ALBUQUERQUE NM 210,067 SF WELLS FARGO, RALEIGH NC 450,393 SF ASPEN DEVELOPMENT, ASPEN, CO 19,596 SF LA FITNESS, BRANDON FL 45,000 SF $536M TOTAL ENTERPRISE VALUE DEBT (AT FACE VALUE) $229M $32.3M 5,400 ACRES REMAINING IN DAYTONA BECH 3,241 ACRES UNDER CONTRACT (A) $93.7M IN POTENTIAL PROCEEDS (A) (D) (D) (D) (C) 46

HARVEST CAPITAL FROM MULTI-TENANT PROPERTIES TOTAL SALES PRICE: LOCATION: GAIN: EXIT CAP RATE: $11.4 million Daytona Beach FL $3.7mm ($0.49/share, net of tax) 7.40% SHARE BUYBACK RETURNING CAPITAL TO SHAREHOLDERS INVESTED CAPITAL: TOTAL SHARES: AVG. PRICE/SHARE: $9.8 million 168,602 $58.35 MONETIZING LAND LAND SALES TOTAL SALES PROCEEDS: ACRES: AVG. PRICE PER ACRE: GAIN: $59 million(1) ≈2,697 $22,000 $47.1mm ($6.40/share, net of tax) REDEPLOY PROCEEDS INTO SINGLE-TENANT RETAIL 4 2018 HIGHLIGHTS CONVERT PROCEEDS TO INCOME NUMBER OF PROPERTIES: INVESTED CAPITAL: WGHTD. AVG. CAP RATE: WGHTD. AVG. LEASE TERM: 11 $109.8 million(2) 6.36% 14.4 Years INCOME PROPERTY ACQUISTIONS Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture Includes the investment of $4.7mm for the acquisition of properties in downtown Daytona Beach in an Opportunity Zone

5 TRACK RECORD OF STRONG OPERATING RESULTS $30,000 $20,000 $10,000 $- $40,000 2013 2014 2015 2016 2017 2018 $20,995 $30,932 $37,755 $90,000 $86,317 $86,689 $80,000 $70,000 $65,885 $60,000 $50,000 $0.00 $2.00 $4.00 $6.00 $8.00 2013 2014 2015 2016 2017 2018 $0.64 $1.11 $1.44 $2.86 $7.53 $6.76 ANNUAL RESULTS FOR 2013 – 2018 Total Revenues(3) 2013 – 2018 CAGR 33% Earnings Per Share(1) 2013 – 2018 CAGR 60% $- $10,000 $20,000 $30,000 $60,000 $50,000 $40,000 $70,000 2018 $6,896 $11,947 $20,882 $37,982 $39,256 $63,493 Operating Income(3) 2013 – 2018 CAGR 56% $20.00 $15.00 $10.00 $5.00 $0.00 $25.00 $30.00 $35.00 $40.00 2013 2014 2015 2016 2017 2018 $20.53 $21.83 $22.81 $25.97 $32.98 $38.95 Book Value Per Share(2) 2013 – 2018 CAGR 14% 2013 2014 2015 2016 2017 Basic Earnings per Share including from discontinued operations As of December 31 Reflects reclassification of Golf Operations as a discontinued operation ($000’s) ($000’s)

STRONG CASH FLOW GROWTH[(1)(I)]

For the Fiscal Years-Ended ($000's)

	Actual 2015	Actual 2016	Actual 2017	Actual 2018	Estimate 2019
Income Property NOI[(2)]	$14,724	$17,172	$21,323	$28,207	$37,000
Interest Income from Loan Investments	2,691	2,588	2,053	616	
Cash Flows from Golf Operations[(3)]	(721)	(773)	(864)	(906)	
Other Cash Flows[(4)]	897	2,251	873	728	
Recurring Cash Inflows	**$17,591**	**$21,238**	**$23,385**	**$28,645**	
General & Administrative Expense[(5)]	($6,476)	($5,868)	($7,257)	($6,898)	
Wintergreen Costs[(6)]	(91)	(1,251)	(1,558)	(1,203)	
Interest Paid	(4,705)	(6,779)	(7,060)	(8,419)	
Income Taxes (Paid)/Refunded	(1,026)	(377)	624	(116)	
Dividends Paid	(464)	(682)	(997)	(1,484)	
Cash Outflows	**($12,762)**	**($14,957)**	**($16,248)**	**($18,120)**	
Net Operating Cash Flows	**$4,829**	**$6,281**	**$7,137**	**$10,525**	**$18,000**
Cash Flow/Share	*$0.83*	*$1.11*	*$1.29*	*$1.92*	
Dividend Pay-Out Ratio	**8.8%**	**9.8%**	**12.3%**	**12.4%**	

Potential 70+% Growth in 2019

ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS

1) **Excludes capital expenditures and share buybacks**
2) Segment revenue excluding non-cash items (e.g. straight-line rent, intangible amortization/accretion) less the applicable direct costs of revenue
3) Excludes non-cash straight-line rent in 2015 and 2016 for lease with City of Daytona Beach which CTO bought out in January 2017
4) Includes Oil lease payments & royalties less applicable property taxes
5) Excludes non-cash stock compensation and Shareholder/Wintergreen Costs
6) Shareholder/Wintergreen costs include investigating baseless/meritless allegations, strategic alternatives process in 2016, two proxy contests ('17 and '18) and other shareholder matters

6

7 Percentages based on values derived on NAV worksheet from Q1 2019 Investor Presentation 46 Properties 2.3 million Sq. Ft. Retail and Office NOI $32.3 million (C) Subsurface Interests >450,000 Acres 5,400 Total Acres 3,241 Acres (60%)(A) Under Contract for $93.7 million(A) Avg. Price of $29k/acre % of Total Value of Asset Components (1) As of April 12, 2019 (unless otherwise noted) Income Land Other Components of CTO’s Value CTO SNAPSHOT 71% 3% 26%

PORTFOLIO HIGHLIGHTS HIGH QUALITY & DIVERSIFIED PORTFOLIO As of April 12, 2019; (% = as a % of Total NOI) ANNUAL NOI(C) ≈$32.3MM SQUARE FEET ≈2.3MM WGTD. AVG. LEASE TERM 8.4 YRS.(1) 14 STATES (1) Weighted average for Single-Tenant portfolio only is 9.4 years (2) Square feet in millions 8 PORTFOLIO MIX 49% 51% Office Retail 78% 22% Single-Tenant Multi-Tenant

2018 ACQUISITION: SINGLE-TENANT OFFICE

ACQUIRED FOR $44 MILLION, CAP RATE 7.75%, LEASE TERM 10 YEARS

Netflix, Already a Studio in All But Name, Is Buying a Studio

By Lucas Shaw
October 8, 2018, 3:15 PM EDT

Netflix Inc. is buying its first production studio, the New Mexico facility used to make "The Avengers" and "Sicario," to accommodate its growing output of original movies and television shows.

The world's largest paid online TV network purchased ABQ Studios, with eight sound stages in Albuquerque. Netflix already shoots the supernatural drama "Chambers" and the epic "Messiah" in New Mexico and previously shot its Emmy-winning series "Godless" there as well. Terms weren't given. Netflix already shoots the supernatural drama "Chambers" and the epic "Messiah" in New Mexico and previously shot its Emmy-winning series "Godless" there as well.

New Mexico offers tax incentives to attract productions. Together the state and the city of Albuquerque will provide Netflix with $14.5 million in funding. Netflix said it will create up to 1,000 jobs a year and spend $1 billion on production over the next 10 years.

"Our experience producing shows and films in New Mexico inspired us to jump at the chance to establish a new production hub here," Ty Warren, Netflix's vice president of physical production, said in the statement.

Bloomberg


Fidelity
CTO owned Fidelity Investments Building


CTO owned Fidelity Investments Building
N
25
47
UNIVERSITY BLVD.
ALBUQUER QUE
NETFLIX
ABQ Studios
MESA DEL SOL

ALBUQUERQUE, NEW MEXICO

9

10 TENANTS ACQUIRED FOR $26.5 MILLION(1), CURRENT YIELD 5.00%, LEASE TERM 20 YEARS 2018 ACQUISITION: SINGLE-TENANT RETAIL ASPEN, COLORADO ASPEN CORE BUILDING (1) Net of master tenant contribution of $1.5mm of purchase price

11 2018 ACQUISITION: SINGLE-TENANT RETAIL ACQUIRED 8 GROUND LEASES FOR $32.3 MILLION, CAP RATE 5.98%, AVG. LEASE TERM 15 YEARS JACKSONVILLE, FLORIDA ADJACENT TO ST. JOHN’S TOWN CENTER

12 HARVESTING CAPITAL FROM MULTI-TENANT Sarasota, FL Whole Foods Centre SOLD Q1 2019 Santa Clara, CA 3600 Peterson Fort Worth, TX Westcliff Shopping Center Winter Park, FL The Grove 245 Riverside Ave Jacksonville, FL Potential Capital to Redeploy into Single-Tenant Net Lease ≈$110mm - $125mm(A) Targeted for Disposition: 2019 - 2020

Proceeds $24.6mm Gain $6.9mm Sarasota, FL MULTI-TENANT PROPERTY Sales Price/Sq. Ft.: $415 Jacksonville, FL Purchase Price: $32.3 million 8 SINGLE-TENANT RETAIL GROUND LEASES Monetized Multi-Tenant Property Redeployed into Single-Tenant Retail at higher yield Unlevered IRR 13 10.9% RECYCLING CAPITAL INTO SINGLE-TENANT ACQUISITION CAP RATE: 5.98% EXIT CAP RATE: 5.15% SOLD FEBRUARY 2019 ACQUIRED OCTOBER 2018

BBB 3.4% BBB- 3.3% BBB 3.0% BBB 2.6% B- 5.5% 8.9 47% 63%/37%/0% Discount -5% Stock Price vs NAV(1)(4) Avg. Lease Term (1)(4) Leverage Level (1) (4) Retail/Office/Othe r (4) 14.0 29% 83%/17%/0% Premium 28% B+ 2.4% NR 1.7% NR 2.2% NR 1.6% NR 2.7% 10.2 22% 100%/0%/0% Premium 40% BBB 6.0% AA 3.9% BBB 5.4% NR 3.2% A+ 2.9% 9.4 42% 51%/49%/0% Discount -35% BB+ 5.6% BBB+ 2.8% AG Hill NR 4.0% A 18.4% BBB 6.3% AA- 5.5% BBB 3.9% BBB 4.8% B+ 3.7% 9.2 23% 82%/16%/2% Premium 43% NR 4.1% NR 3.6% NR 3.4% B- 3.9% NR 5.0% 14.0 36% 100%/0%/0% Premium 18% AA- 5.4% B- 4.4% NR 4.0% B 3.6% B+ 4.3% 11.5 29% 100%/0%/0% Premium 25% NR 10.6% CTO info as of April 12, 2019 and Discount to NAV from B Reilly FBR NAV as of January 11, 2019; CTO Avg. Lease Term is STNL properties only BLUE Letters denote S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of April 12, 2019, % of Base Rent (for ADC, VEREIT, NNN, O, EPRT), Rent + Interest for STOR - as of March 31, 2019 Source for Peers: Janney Montgomery Scott LLC and BMO as of April 12, 2019 TOP TENANTS VERSUS PEERS 14

MOMENTUM MONETIZING LAND 15 (Land Sales in $000’s) Annual Land Sales: 2011 –2018, YTD Q1 2019 & Pipeline(A) as of 4/12/19 (2) (1) (1) ACRES 11.7 99.6 114.0 707.6 1,700.9 2,697.3 2011 – 2018 and YTD Q1 2019 Total Sales  $158.0mm Acres Sold  5,358 Total Pipeline(A) : ≈3,241 Acres Proceeds ≈$93.7mm (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, $1.5mm and $1.6mm for 2015, 2016, 2017, and 2018, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture (1) $66,100 $69,400 Monetizing Land With Tax Deferred Strategy $2,990 $8,807 $23,946 $13,902 $47,011 $59,019 $3,300 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2013 2014 2015 2016 2017 2018 2019

PIPELINE OF POTENTIAL LANDSALES(A) SF – Single Family; AR – Age Restricted, MF – Multi-Family; MOB – Medical Office Building Total Acreage West of I-95 ≈4,500 Acres Total Acreage East of I-95 ≈900 Acres Contract/Parcel Acres Contract Amount (rounded) Price Per Acre (rounded) Timing Residential (SF) 1,599 $27.0mm $17,000 ‘19 -‘20 ICI Homes (SF) 1,016 $21.5mm $21,000 ‘19 Commercial/MOB 32 $8.1mm $253,000 ‘19 -‘20 Residential (MF)/Retail 38 $6.1mm $161,000 Q4 ’19 Unicorp 31 $4.6mm $148,000 ‘19 -‘20 Commercial/Retail 12 $4.5mm $375,000 ‘19 -‘20 Residential (MF) 23 $4.0mm $174,000 ‘19 -‘20 Unicorp 14 $3.8mm $271,000 ‘19 -‘20 NADG 13 $3.0mm $231,000 ‘19 Senior Housing 13 $2.6mm $200,000 ‘19 -‘20 Residential (SF) 98 $2.6mm $27,000 ‘19 -‘20 Residential (MF)/Retail 19 $2.0mm $105,000 ‘20 ICI (SF) –OptionParcel 146 $1.7mm $11,000 ‘19 Borrow Pit 149 $1.6mm $11,000 ‘19 –‘20 Compensating Storage 38 $0.7mm $19,000 ‘19 Totals/Average ≈3,241 ≈$93.7mm ≈$29,000 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 1 2 5 7 10 3 8 154 6 9 14 12 13 11 16 As of April 12, 2019 13 DIFFERENT BUYERS 60% OF REMAINING LAND

DAYTONA BEACH OPPORTUNITY ZONES APPROXIMATELY 13 SQUARE MILES OF DAYTONA BEACH IN OPPORTUNITY ZONE 17

Halifax River Atlantic Ocean PALMETTO AVE. DAYTONA BEACH BAY ST. INTERNATIONAL SPEEDWAY BLVD. RIDGEWOOD AVE. BEACH ST. MAIN ST. 5.94 ACRES APPROVED OPPORTUNITY ZONE LAND BY THE US DEPARTMENT OF TREASURY 5.94 ACRE PARCEL TOTAL INVESTMENT: $4.8 MILLION 18 CTO LAND: DOWNTOWN DAYTONA BEACH New $30mm HQ for 6th largest Insurance broker in U.S.

MULTI-FAMILY: 291 UNITS GROCERY: 25,000 SF RETAIL: 7,845 SF 19 POTENTIAL DEVELOPMENT ON DOWNTOWN DAYTONA SITE(E)

20 RETURNING CAPITAL TO SHAREHOLDERS Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Avg. Price/Share $54.51 ≈$7.4mm Remaining on $10mm BUYBACK PROGRAM approved in JAN 2019 Share Buybacks(B)(G) % of CTO Shares outstanding 0.25% 0.44% 2.05% 2.60% 2.32% 2.89% Aggregate Shares 1,025,941 (1) Includes repurchase of 320,741 shares on 4/10/19 from CTO’s largest shareholder, which was completed outside of the new $10 million buyback program 7.04% Aggregate % of Shares Outstanding Repurchased Since 2013 ≈18% Cumulative From 2012 Through 4/12/19 $0.5 $1.4 $7.9 $15.3 $22.5 $32.3 $56.1 0 250,000 500,000 750,000 1,000,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2013 2014 2015 2016 2017 2018 2019

21 RETURNING CAPITAL TO SHAREHOLDERS Annualized Dividend per Share INCREASING DIVIDEND + PAID QUARTERLY Dividends(H) Cumulative % increase in Dividend 50% 75% 100% 200% 350% 575% Note: 2019 based on annualization of Q1 2019 dividend of $0.10 per share CAGR: 38% 900% $0.30 $0.40 2012 Through Q1 2019 $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.27 $0.10 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2012 2013 2014 2015 2016 2017 2018 2019

22 FY2019 Guidance Earnings Per Share (Basic) (1)(2) $6.75 - $7.50 Incremental EPS (Basic) From Dispositions (2) $2.25 - $2.75 Acquisition of Income-Producing Assets $80mm - $120mm Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% Disposition of Income Properties (2) $50mm - $100mm Target Disposition Yield (2) 7.50% - 8.50% Land Transactions (Sales Value) $50mm - $70mm Leverage Target (as % of Total Enterprise Value) < 40% of TEV Reaching full year target heavily dependent upon closing of certain land transactions Incremental EPS from Dispositions not included in EPS Guidance 2019 GUIDANCE

Timing: Under Construction Timing: Under Contract Timing: Under Contract 1,614 ACRES MAJOR HOME DEVELOPMENTS: MULTI FAMILY DEVELOPMENTS: Luxury Apartments Leasing Spring 2019 NEW UNITS Apartments Under Construction Luxury Apartments Completed 2017 300 NEW UNITS 264 NEW UNITS Luxury Apartments Coming Soon 380 NEW UNITS 276 3,400 NEW HOMES 1,000 23 Source: Publicly available information NEW HOMES 1,800 NEW HOMES 3,500 NEW HOMES Timing: Under Construction RESIDENTIAL DEVELOPMENT ON LAND SOLD BY CTO LATITUDE MARGARITAVILLE NEW PHASES OPEN (A) (A)

24 # 34 Top U.S. Master-Planned Communities of 2018 JOHN BURNS REAL ESTATE CONSULTING #1 55+ Community of 2018 55PLACES.COM 134 New Home Permits in 2019 DAYTONA BEACH NEWS-JOURNAL 2018 Net Sales JOHN BURNS REAL ESTATE CONSULTING 412 3,400 New Homes Zoned CITY OF DAYTONA BEACH 11 New Home Starts Per Week November, 2018 BILL BULLOCK, MINTO COMMUNITIES RESIDENTIAL DEVELOPMENT ON LAND SOLD BY CTO

Completed July 2015 INDUSTRIAL DEVELOPMENT: OFFICE/WAREHOUSE DEVELOPMENT: 630,000SF Completed January 2018 400,000SF 150,000SF Under Construction 70,000SF Completed January 2013 Under Construction Completed January 2017 66,920SF Completed October 2012 25 Source: Publicly available information 100,000 SF 197,000SF COMMERCIAL DEVELOPMENT ON LAND SOLD BY CTO

Completed January 2018 400,000SF Under Construction 140,000SF 350,000SF Completed January 2013 Construction 2020 100,000SF Under Construction 48,000SF Construction in 2019 50,000SF Opened 2015 Still expanding 144 17 ACRES DEALERSHIPS 26 Source: Publicly available information RETAIL DEVELOPMENT ON LAND SOLD BY CTO

RELOCATION FROM U.S. 92 TO LPGA BLVD. & I-95 DAYTONA BEACH 27 RETAIL MIGRATION TO TOMOKA TOWN CENTER

28 I-95 & LPGA BOULEVARD DAYTONA BEACH TANGER OUTLETS AT TOMOKA TOWN CENTER

TOMOKA TOWN CENTER SHOPS, SPAS, AND ENTERTAINMENT I-95 & LPGA BOULEVARD DAYTONA BEACH RESTAURANTS AND FOOD 29

BOARD OF DIRECTORS JOHN P. ALBRIGHT President & Chief Executive Officer Archon Capital, a Goldman Sachs Company Morgan Stanley Crescent Real Estate Equities Joined Consolidated Tomoka Board in 2011 HOWARD C. SERKIN (VICE CHAIRMAN) Chairman, Heritage Capital, Inc. Joined Consolidated Tomoka Board in 2011 GEORGE R. BROKAW Managing Partner, Trail Creek Partners LP Joined Consolidated Tomoka Board in 2018 CHRISTOPHER W. HAGA Partner and Head of Strategic Investments, Carlson Capital, L.P. Joined Consolidated Tomoka Board in 2017 BLAKE GABLE CEO of Barron Collier Companies Joined Consolidated Tomoka Board in 2018 CASEY R. WOLD Founder, Managing Partner & Chief Executive Officer, Vanderbilt Office Properties Joined Consolidated Tomoka Board in 2017 LAURA M. FRANKLIN (CHAIRMAN) Former (Retired) Executive Vice President, Accounting and Administration, Corporate Secretary, Washington REIT Joined Consolidated Tomoka Board in 2016 30

EXECUTIVE MANAGEMENT TEAM TERESA THORNTON-HILL Vice President & Corporate Counsel ICI Homes Cobb Cole Rogers Towers, P.A. Joined Consolidated Tomoka in 2005 E. SCOTT BULLOCK Vice President of Real Estate International Speedway Corporation Crescent Resources (Duke Energy) Pritzker Realty Group Disney Development Company (Walt Disney Co.) Joined Consolidated Tomoka in 2015 JOHN P. ALBRIGHT President & Chief Executive Officer Archon Capital, a Goldman Sachs Company Morgan Stanley Crescent Real Estate Equities Joined Consolidated Tomoka in 2011 MARK E. PATTEN Senior Vice President & Chief Financial Officer Simply Self Storage CNL Hotels & Resorts Vistana Inc. KPMG Joined Consolidated Tomoka in 2012 DANIEL E. SMITH Senior Vice President, General Counsel & Corporate Secretary Goldman Sachs Realty Management Crescent Real Estate Equities Hughes & Luce LLP (now part of K&L Gates) Joined Consolidated Tomoka in 2014 STEVEN R. GREATHOUSE Senior Vice President - Investments N3 Real Estate Morgan Stanley Crescent Real Estate Equities Joined Consolidated Tomoka in 2012 LISA M. VORAKOUN Vice President and Controller James Moore & Co. Joined Consolidated Tomoka in 2013 31 14 TOTAL EMPLOYEES

END NOTES REFERENCES UTILIZED IN THIS PRESENTATION There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of April 12, 2019 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending March 31, 2019; (ii) excluding non- cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. Debt amount includes the face value of the Convertible Notes as of March 31, 2019 and tax credit facility as of 4/12/19. There can be no assurances regarding the amount of our total investments or the timing of such investments. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. END NOTES 32

37 1902 STOCK CERTIFICATE CONSOLIDATED NAVAL STORES COMPANY SHARES $100 EACH This certifies that is the owner of consolidated naval stores company